                                                                               .
                                                                               .
                                                                               .



                                  EXHIBIT 21.1

                     LENNOX INTERNATIONAL INC. SUBSIDIARIES
                             AS OF DECEMBER 31, 2003


        NAME                                              OWNERSHIP                  JURISDICTION OF INC.
        ----                                              ---------                  --------------------
        Lennox Industries Inc.                            100%                         Iowa
             SEE ANNEX A

        Heatcraft Inc                                     100%                         Mississippi
             Bohn de Mexico S.A. de C.V.                  50%                          Mexico
             Frigus-Bohn S.A. de C.V.                     50%                          Mexico
             LGL de Mexico, S.A. de C.V.                  1%                           Mexico
             Lennox Participacoes Ltda.                   1%                           Brazil
                 Frigo-Bohn do Brasil Ltda.               99%                          Brazil
                      Heatcraft do Brasil Ltda.           100%                         Brazil
                          SIWA S.A.                       100%                         Uruguay
             Advanced Distributor Products LLC            100%                         Delaware
             Heatcraft Refrigeration Products LLC         100%                         Delaware
             Advanced Heat Transfer LLC                   50%                          Delaware
             Outokumpu Heatcraft USA LLC                  45%                          Delaware
                 Outokumpu Livernois Engineering
                     LLC                                  45%                          Delaware
                      Outokumpu Heatcraft de
                          Mexico, S. De R.L. de C.V.      0.04%                        Mexico
                 Outokumpu Heatcraft de Mexico, S.
                     De R.L. de C.V.                      99.96%                       Mexico
             LPAC Corp.                                   5%                           Delaware

        Armstrong Air Conditioning Inc.                   100%                         Ohio
             JKS Co.                                      100%                         Nebraska
             Armstrong Distributors Inc.                  100%                         Delaware
             LPAC Corp.                                   5%                           Delaware
             LPAC Corp. II                                5%                           Delaware

        Heatcraft Technologies Inc.                       100%                         Delaware
             Alliance Compressor LLC                      24.5%                        Delaware
             LPAC Corp.                                   80%                          Delaware
             LPAC Corp. II                                85%                          Delaware

        Excel Comfort Systems Inc.                        100%                         Delaware
             LPAC Corp. II                                5%                           Delaware

        Allied Air Enterprises Inc.                       100%                         Delaware

        Service Experts Inc.                              100%                         Delaware
             SEE ANNEX B
             Lennox Inc.                                  100%                         Canada
                 Lennox Canada Inc.                       100%                         Canada
                      SEE ANNEX C

        National Air Systems Inc.                         100%                         California

        Lennox Global Ltd.                                100%                         Delaware
             SEE ANNEX D

        Lake Park Insurance Ltd.                          100%                         Bermuda

                                     ANNEX A
                                       TO
                                  EXHIBIT 21.1

                       LENNOX INDUSTRIES INC. SUBSIDIARIES


                 NAME                                                OWNERSHIP       JURISDICTION OF INC.
                 ----                                                ---------       --------------------
                 Lennox Industries (Canada) Ltd.                     100%            Canada

                 LHP Holdings Inc.                                   100%            Delaware
                      Lennox Hearth Products Inc.                    100%            California
                          Marcomp Inc.                               100%            California
                          LPAC Corp. II                              5%              Delaware
                      Cheminees Securite International Ltee          100%            Canada
                          SARL Cheminees Securite                    100%            France
                          Security Chimneys UK Limited               100%            UK
                          Security Chimneys International
                                 USA Ltd.                            100%            Delaware

                 Products Acceptance Corporation                     100%            Iowa

                 Lennox Manufacturing Inc.                           100%            Delaware

                 LPAC Corp.                                          10%             Delaware

                 Lennox Finance (No. 1) Limited Partnership          88.9%           Canada
                      Lennox Finance (No. 2) Limited
                          Partnership                                90%             Canada


                 Lennox Finance (US) Inc.                            100%            Delaware
                      Lennox Finance (No. 1) Limited
                          Partnership                                11.1%           Canada
                      Lennox Finance (No. 2) Limited
                          Partnership                                10%             Canada

                                     ANNEX B
                                       TO
                                  EXHIBIT 21.1

                        SERVICE EXPERTS INC. SUBSIDIARIES


The following are all organized in the state indicated and owned 100% by Service Experts Inc., unless otherwise noted:

         A. Frank Woods and Sons LLC - Virginia
         AC/DAC, LLC - Tennessee
         Air Experts LLC - Georgia
         Air Experts LLC - Ohio
         Aire-Tech LLC - Ohio
         Airmaster Heating & Air Conditioning LLC - Michigan
         Allbritten Plumbing, Heating and Air Conditioning Service, Inc. -
          Tennessee
         Alliance Mechanical Heating and Air Conditioning, Inc. - California Andros Refrigeration LLC - Arizona
         Andy Lewis Heating & Air Conditioning LLC - North Carolina
         Andy Lewis Heating & Air Conditioning LLC - Georgia
         Arrow Heating & Air Conditioning, Inc. - Wisconsin
         Artic Aire of Chico, Inc. - California
         Atlantic Air Conditioning and Heating LLC - Maryland
         Atmostemp LLC - New Jersey
         Austin Brothers LLC - Tennessee
         Barlow Heating and Air Conditioning LLC - Delaware
         Becht Heating & Cooling LLC - Delaware
         Ben Peer Heating LLC - New York
         Berkshire Air Conditioning LLC - Tennessee
         Broad Ripple Heating & Air Conditioning LLC - Delaware
         Burnsville Heating & Air Conditioning LLC - Minnesota
         C. Iapaluccio Company LLC - Connecticut
         C. Woods Company LLC - Delaware
         Calverley Air Conditioning & Heating LLC - Delaware
         Chief/Bauer Heating & Air Conditioning LLC - Delaware
         Climate Control LLC - Alabama
         Climate Design Heating and Air Conditioning LLC - Delaware
         Climate Design Systems LLC - Delaware
         Climate Masters Service LLC - Colorado
         Coastal Air Conditioning Service LLC - Georgia
         Comfort Masters Heating & Cooling LLC - Delaware
         Comfort Tech Cooling & Heating LLC - Tennessee
         Comfortech LLC - Tennessee
         Controlled Comfort LLC - Nebraska
         Cook Heating & Air Conditioning LLC - Michigan
         Cook Heating and Air Conditioning LLC - Delaware
         Cool Breeze LLC - Ohio
         Cool Power LLC - New York

                                     ANNEX B
                                       TO
                                  EXHIBIT 21.1

                   SERVICE EXPERTS INC. SUBSIDIARIES (CONT'D.)

         D.A. Bennett LLC - New York
         Davis the Plumber LLC - New Mexico
         Dial One Raymond Plumbing, Heating & Cooling, Inc. - Tennessee DiMarco Mechanical LLC - Ohio
         Dodge Heating & Air Conditioning LLC - Georgia
         Doler Plumbing & Heating LLC - Delaware
         Economy Heating & Air Conditioning LLC - Pennsylvania
         Edison Heating and Cooling LLC - New Jersey
         Epperson LLC - South Carolina
         Eveready LLC - Virginia
         Falso Service Experts LLC - New York
         Fras-Air Contracting LLC* - New Jersey
         Freschi Air Systems, Inc. - Tennessee
         General Conditioning LLC* - New Jersey
         Getzschman Heating & Sheet Metal Contractors LLC - Nebraska Golden Seal Heating & Air Conditioning LLC - Delaware
         Gordon's Specialty Company LLC - Oklahoma
         Gray Refrigeration LLC - Delaware
         Greenwood Heating & A/C LLC - Washington
         Gregory's Plumbing Co. LLC - Oklahoma
         H.S. Stevenson & Sons LLC - Ohio
         Holmes Sales & Service LLC - Iowa
         Industrial Building Services, Inc. - Florida
         International Service Leadership Inc. - Delaware
         Jack Nelson Co. LLC - Oklahoma
         Jansen Heating and Air Conditioning LLC - Delaware
         Jebco Heating & Air Conditioning LLC - Colorado
         JM Mechanical LLC - Delaware
         K & S Heating, Air Conditioning & Plumbing LLC - Minnesota
         Kiko Heating & Air Conditioning LLC - Ohio
         Klawinski LLC - Delaware
         Knochelmann Plumbing, Heating & Air LLC - Kentucky
         Kozon LLC - Tennessee
         Kruger's Heating & Air Conditioning LLC - Delaware
         Lake Arbor Heating LLC - Colorado
         Lee Voisard Plumbing & Heating LLC - Ohio
         Mathews Heating & Air Conditioning LLC - Tennessee
         Matz Heating & Air Conditioning LLC - New York
         McPhee Service Experts, Inc. - Colorado
         Metro-Tech Service Co. - Delaware
         Midland Heating and Air Conditioning LLC - South Carolina Miller Refrigeration, A/C, & Htg. Co. - North Carolina
         Neal Harris Heating, Air Conditioning & Plumbing LLC - Missouri Norrell Heating and Air Conditioning LLC - Alabama
         Pardee Refrigeration LLC - South Carolina
         Parker-Pearce Service Experts LLC - Maryland

                                     ANNEX B
                                       TO
                                  EXHIBIT 21.1

                   SERVICE EXPERTS INC. SUBSIDIARIES (CONT'D.)

         Parrott Mechanical, Inc. - Idaho
         Peachtree Service Experts LLC - Georgia
         Peitz Heating and Cooling LLC - South Dakota
         R&M Climate Control LLC - Tennessee
         Roland J. Down LLC - New York
         Rolf Griffin Heating & Air Conditioning LLC - Delaware Ryan Heating LLC - Missouri
         S & W Air Conditioning LLC - Tennessee
         San Antonio Air Conditioning LLC - Delaware
         Sanders Indoor Comfort LLC - South Carolina
         Sanders Service Experts, Inc. - Tennessee
         Sedgwick Heating & Air Conditioning LLC - Minnesota
         SEITN GP, Inc. - Tennessee
         Service Experts DFW LLC - Tennessee
         Service Experts of Arkansas LLC - Arkansas
         Service Experts of Denver LLC - Colorado
         Service Experts of Fort Collins LLC - Colorado
         Service Experts of Imperial Valley, Inc. - California Service Experts of Indiana LLC - Tennessee
         Service Experts of Memphis LLC - Tennessee
         Service Experts of Northeast Louisiana LLC - Louisiana Service Experts of Northeast Ohio LLC - Ohio
         Service Experts of Northwest Louisiana LLC - Louisiana Service Experts of Orange - California
         Service Experts of Palm Springs, Inc. - California Service Experts of Salt Lake City LLC - Tennessee
         Service Experts of the Bay Area, Inc. - California Service Experts of the Berkshires LLC - Delaware
         Service Experts of the Triangle LLC - North Carolina Service Experts of Utah LLC - Delaware
         Service Experts of Washington LLC - Delaware
         Service Experts, LLC - Florida
         Service Now, Inc. - California
         Shumate Mechanical LLC - Georgia
         Steel City Heating & Air LLC - Alabama
         Strand Brothers LLC - Tennessee
         Strogen's HVAC LLC - New Hampshire
         Sunbeam Service Experts LLC - New York
         Sunset Service Experts LLC - New York
         Sylvester's LLC - Tennessee
         Teays Valley Heating and Cooling LLC - West Virginia
         The McElroy Service Co. LLC - Nebraska
         TML LLC - Idaho
         Triton Mechanical LLC - New York
         Valentine Heating & Air Conditioning LLC - Georgia
         Vogt Heating, Air Conditioning & Plumbing LLC - Minnesota Wesley G. Wood LLC - Pennsylvania



         * 10% membership interest owned by class B member/employee as bona fide company representative for state licensing purposes.

                                     ANNEX C
                                       TO
                                  EXHIBIT 21.1

                         LENNOX CANADA INC. SUBSIDIARIES


The following are all organized in Canada and owned 100% by Lennox Canada Inc.:

         Arpi's Industries Canada Ltd.
                  Arpi's Holdings Ltd.
                  Advance Mechanical Ltd.
         Bradley Air Conditioning Limited
         Bryant Heating & Cooling Co. Ltd.
         Bryant Newco Inc.
         Dearie Contracting Inc.
         Dearie Contracting Ottawa Inc.
         Dearie Martino Contractors Ltd.
         Fahrhall Mechanical Contractors Limited
         Foster Air Conditioning Ltd.
         Gaia Enterprises Inc.
                  Welldone Plumbing Heating & Air Conditioning Ltd. Montwest Air Ltd.
         Overland RNC Inc.
         Valley Refrigeration Limited

                                     ANNEX D
                                       TO
                                  EXHIBIT 21.1

                         LENNOX GLOBAL LTD. SUBSIDIARIES



                 NAME                                    OWNERSHIP         JURISDICTION OF INC.
                 ----                                    ---------         --------------------

                 Heatcraft Refrigeration Asia Pte
                 Ltd.                                    100%              Rep. of Singapore
                      Lennox Global (Wuxi) Co. Ltd.      100%              China

                 LGL Europe Holding Co.                  100%              Delaware
                      SEE ANNEX E

                 UK Industries, Inc.                     100%              Delaware

                 LGL de Mexico, S.A. de C.V.             99%               Mexico

                 Lennox Participacoes Ltda.              99%               Brazil

                 Frigo-Bohn do Brasil Ltda.              1%                Brazil

                 Strong LGL Dominicana, S.A.             100%              Dominican Republic

                 LGL Belgium S.P.R.L.                    0.4%              Belgium

                 LGL Australia (US) Inc.                 100%              Delaware
                      SEE ANNEX F

                                     ANNEX E
                                       TO
                                  EXHIBIT 21.1

                       LGL EUROPE HOLDING CO. SUBSIDIARIES


NAME                                                   OWNERSHIP         JURISDICTION OF INC.
----                                                   ---------         --------------------
LGL Holland B.V.                                       100%              Netherlands

     Ets. Brancher S.A.                                100%              France
         LGL France S.A.                               100%              France
              LGL Refrigeration UK Ltd.                100%              United Kingdom
              Hyfra Ind. GmbH                          0.1%              Germany

     LGL Germany GmbH                                  100%              Germany
         LGL Deutschland GmbH                          100%              Germany
         Hyfra Ind. GmbH                               99.9%             Germany
         Lennox Deutschland GmbH                       100%              Germany

     Lennox Global Spain S.L.                          100%              Spain
         LGL Refrigeration Spain S.A.                  100%              Spain
              Aldo Marine                              65%               Spain
         Lennox Refac, S.A.                            100%              Spain
              Redi sur Andalucia                       70%               Spain
              Lennox Climatizacao Lda                  100%              Portugal

     LGL Refrigeration Italia s.r.l.                   99%               Italy

     LGL Polska Spzoo                                  100%              Poland

     LGL Belgium S.P.R.L.                              99.6%             Belgium

     Lennox Benelux B.V.                               100%              Netherlands
         Lennox Benelux N.V.                           100%              Belgium
         Lennox Zao                                    1%                Russia

     HCF Lennox Ltd.                                   100%              United Kingdom
         Lennox Industries (UK)                        99.6%             United Kingdom
              Environheat Limited                      100%              United Kingdom

     Lennox Janka a.s.                                 100%              Czech Republic
         Janka Slovensko S.R.O.                        100%              Slovak Republic
         Ecoclima                                      15%               Czech Republic

     Outokumpu Heatcraft BV                            45%               Netherlands
         Heatcraft France SAS                          100%              France
              Heatcraft Italia s.r.l.                  20%               Italy
              Heatcraft Prague S.R.O.                  0.01%             Czech Republic
         Heatcraft Italia s.r.l.                       80%               Italy
         Heatcraft Prague S.R.O.                       99.99%            Czech Republic

     Lennox Zao.                                       99%               Russia

                                     ANNEX F
                                       TO
                                  EXHIBIT 21.1

                      LGL AUSTRALIA (US) INC. SUBSIDIARIES


NAME                                                   OWNERSHIP         JURISDICTION OF INC.
----                                                   ---------         --------------------
LGL Co Pty Ltd                                         100%              Australia
     LGL Australia Investment Pty Ltd                  100%              Australia
         LGL Australia Finance Pty Ltd                 10%               Australia
     LGL Australia Finance Pty Ltd                     90%               Australia
         LGL Australia Holdings Pty Ltd                100%              Australia
              Lennox Australia Pty Ltd.                100%              Australia
              LGL (Australia) Pty Ltd                  100%              Australia
              LGL Refrigeration Pty Ltd                100%              Australia
              Kirby Engineering Pty Ltd                100%              Australia
              Heatcraft Australia Pty Ltd              100%              Australia
                  Kirby Refrigeration Pty Ltd
                  (Albury)                             75%               Australia
                  Kirby Refrigeration Pty Ltd
                  (Sunshine Coast)                     75%               Australia
                  Kirby Refrigeration (Geelong) Pty
                  Ltd                                  75%               Australia
                  Kirby Refrigeration Pty Ltd (Gold
                  Coast)                               75%               Australia
                  Kirby Refrigeration Pty Ltd
                  (Tasmania)                           75%               Australia
                  Kirby Refrigeration Pty Ltd
                  (Hobart)                             100%              Australia
                  Refrigeration & Heating Wholesale
                  Pty Ltd (Vic)                        100%              Australia
                  Refrigeration & Heating Wholesale
                  Pty Ltd (SA)                         100%              Australia
                      R&H Wholesale Pty Ltd            100%              Australia
                  Kirby Refrigeration Pty Ltd. (NT)    100%              Australia
                  Kirby Tubes & Contract Coils Pty
                  Ltd                                  100%              Australia
                  Kirby Sheet Metal Pty Ltd            100%              Australia
                  Kirby Central Warehouse Pty Ltd.     100%              Australia
                  Kulthorn Kirby Public Company
                  Limited                              18%               Australia
                      Kulthorn Control Company
                      Limited                          70%               Australia
                      Thai Sintered Products Co.
                      Limited                          44.4%             Thailand
                      Thai Compressor Manufacturing
                      Co. Limited                      25.5%             Thailand
                      Kulthorn Kirby Foundry Co.
                      Limited                          100%              Australia
                  J.N.K. Pty Limited                   100%              Australia
                  P.R.L. Pty Limited                   100%              Australia
                  Kirby USA Inc.                       100%              North Carolina
                  JNK Draughting Pty Limited           100%              Australia
                  P.R.L Sales Pty Limited              100%              Australia
                  Air Safe Pty Limited                 100%              Australia
                  James N. Kirby Limited (NZ)          100%              New Zealand